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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 14, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           DELAWARE                     0-22228                 11-3170868
(State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)        File Number)          Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1, 3 THROUGH 8  NOT APPLICABLE.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 14, 2005, Astoria Financial Corporation ("Astoria") issued a press release concerning the recording of a charge in the quarter ending December 31, 2004. Astoria further indicated that it expects to report its 2004 fourth quarter and full year results on January 20, 2005. Absent the 2004 fourth quarter charge, earnings and diluted earnings per share are expected to be in a range between $0.83 - $0.85. Including this charge, under generally accepted accounting principles, fourth quarter diluted earnings per share are expected to be within a range of between $0.69 - $0.71. A copy of the press release is included herewith as an exhibit to this report.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit 99.1 Press release dated January 14, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTORIA FINANCIAL CORPORATION

                                            By:  /s/ Peter J. Cunningham
                                                 -------------------------------
                                                 Peter J. Cunningham
                                                 First Vice President and
                                                 Director of Investor Relations

Dated:  January 14, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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  99.1        Press release dated January 14, 2005.

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